GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Inflation Protected Securities Fund

(the “Fund”)

Supplement dated April 20, 2016 to the

Prospectus dated July 29, 2015 (the “Prospectus”)

The Fund’s distributions from net investment income are currently declared daily and paid monthly.

Effective May 1, 2016, the Fund’s distributions from net investment income will be declared and paid quarterly. Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectus for future reference.

SDFIINFPRMSSTK 04-16